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                                                                   EXHIBIT 10.52

                         THIRD AMENDMENT TO OFFICE LEASE

    THIS THIRD AMENDMENT TO OFFICE LEASE (the "Third Amendment"), dated May 27, 1999, is made by and between DOUGLAS EMMETT REALTY FUND 1997, a California limited partnership ("Lessor"), with offices at 12121 Wilshire Boulevard, Suite 600, Los Angeles, California 90025, and 1-12 INTERACTIVE, INC., a Delaware corporation, d/b/a Language Solution ("Lessee"), with offices at 15821 VENTURA BOULEVARD, SUITE 675, Encino, California 91436.

WHEREAS,

        A. Encino Terrace Center (N'Encmo"), pursuant to the provisions of that certain written Standard Office Lease - Gross, dated April 13, 1998, as amended by the First Lease Amendment, dated August 14, 1998, leased to Lessee and Lessee leased from Encino space in the property located at 15821 Ventura Boulevard, Encino, California 91436 (the "Building"), commonly known as Suite 675 (the "Original Premises"), as highlighted in yellow on Exhibit 2A, attached hereto and made a part hereof by reference;

        B. On or about January 12, 1999, DOUGLAS EMMET REALTY FUND 1997, a California limited partnership acquired all of Encino's interest, rights and title in and to the real property and Building in which the Premises are located, becoming successor-in-interest to Encino and Lessor under the Lease;

        C. Thereafter Lessor and Lessee entered into that certain Second Amendment to Office Lease, which collectively with the documents contained in Recital A hereinabove shall hereinafter be referred to as the "Lease," wherein Tenant expanded the Premises pursuant to the provisions contained in said Second Amendment;

        D. The provisions of said Second Amendment specify that Lessee's expansion shall be effective the next business day after Lessor substantially completes the Improvements for which Lessor was obligated, as conclusively evidenced by Lessee taking possession of the Expansion Space;

        E. Lessee took possession of the Expansion Space on April 30, 1999.

NOW, THEREFORE, IN CONSIDERATION of the covenants and provisions contained herein, and other good and valuable consideration, the sufficiency of which lessor and Lessee hereby acknowledge, Lessor and Lessee agree:

1. CONFIRMATION OF DEFINED TERMS. Unless modified herein, all terms previously defined and capitalized in the Lease sill hold the same meaning for the purposes of this Third Amendment.

2. CONFIRMATION OF EFFECTIVE DATE. The Effective Date of Lessee's expansion is hereby confirmed to be May 1, 1999.

3. CONFIRMATION OF EXTENSION OF TERM. The Extended Term is hereby confirmed to be from and including July 31, 2001, through and including midnight on April 30, 2002

4. ACCEPTANCE OF EXPANSION SPACE. Lessee acknowledges and agrees that Lessor has completed the Improvements for which Lessor was obligated under the Second Amendment to Lessee's satisfaction, and, as of the Effective Date, the Premises, as expanded by the Expansion Space, were in good order and repair.

5. REVISION IN BASE RENT. Lessee acknowledges that, commencing the Effective Date, and continuing through January 31, 2000, Lessee shall pay Base Rent in the amount of $11,149.00 per month. Furthermore, die


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    provisions of Section 5 of the Second Amendment are deleted in their entirety, and replaced In lieu thereof with the following:

    Commencing February 1, 2000, and continuing through April 30, 2000, the Base Rent payable by Lessee shall increase from $11,749.00 per month to $11,959.00 per month; and

    Commencing May 1, 2000, and continuing through April 30, 2001, the Base Rent payable by Lessee shall increase from $11,959.00 per month to $12,104.70 per month; and

    Commencing May 1, 2001, and continuing throughout the remainder of the Extended Term, the Base Rent payable by Lessee shall increase from $12,104 70 per month to $12,254.70 per month."

6. EXTENSION OF GUARANTY OF LEASE. By their signatures hereinbelow, Tenant and Guarantor acknowledge and agree that, as a material consideration for Landlord entering into this Third Amendment, the provisions and covenants contained in that certain Guaranty of Lease, executed by Guarantor on March 26, 1999 as a. portion of the Second Amendment (the "Guaranty"), shall extend to and include the provisions of this Third Amendment, as if the same had been originally incorporated into the Lease referenced in said Guaranty.

7. WARRANTY OF AUTHORITY. If Lessor or Lessee signs as a corporation or a partnership, each of the persons executing this Third Amendment on behalf of Lessor or Lessee hereby covenants and warrants that the corporation executing hereinbelow is a duly authorized and existing entity that is qualified to do business in California; that the person(s) signing on behalf of either Lessor or Lessee have full right and authority to enter into this Third Amendment; and that each and every person signing on behalf of either Lessor or Lessee are authorized in writing to do so.

If either signatory hereto is a corporation, the person(s) executing on behalf of said entity shall affix the appropriate corporate seal to each area in the document where request therefor is noted, and the other party shall be entitled to conclusively presume that by doing so the entity for which said corporate seal has been affixed is attesting to and ratifying this Third Amendment.

8. SUCCESSORS AND HEIRS. The provisions of this Third Amendment shall inure to the benefit of Lessor's and Lessee's respective successors, assigns, heirs and all persons claiming by, through or under them.

9. CONFIDENTIALITY. Lessor and Lessee agree that the covenants and provisions of this shall not be divulged to anyone not directly involved in the management, administration, ownership, lending against, or subleasing of the Premises, other than Lessee's or Lessor's counsel-of-record or leasing or sub-leasing broker or record.

10. GOVERNING LAW. The provisions of this Third Amendment shall be governed by the laws of the State of California.

11. REAFFIRMATION. Lessor and Lessee acknowledge and agree that the Lease, as amended by the documents referred to in Recital A hereinabove, and as further amended herein, constitutes the entire agreement by and between Lessor and Lessee, and supersedes any and all other agreements written or oral between the parties hereto. Furthermore, except as modified herein, all other covenants and provisions of the Lease shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, Lessor and Lessee have duly executed this document as of the day and year written below.


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
LESSOR:                                            LESSEE:

DOUGLAS EMMETT REALTY FUND 1997,                   1-12 INTERACTIVE, INC., a Delaware corporation,
A California limited partnership                    d/b/a Language Solutions

By:   DOUGLAS, EMMETT & COMPANY, its agent         By: /s/ Andrea Freitag
                                                       --------------------------------------
                                                       Signer's Name: _______________________
By:   /s/ Kenneth Panzer                               [ ] President   [ ] Vice President or
    --------------------------------------             [ ] Chief Executive Officer
      Kenneth Panzer                                               (Check Title Above)

                                                                        AND

                                                   By: /s/ Peter Paul
                                                       --------------------------------------
Date: June 17, 1999
      ------------------------------------
                                                       Signer's Name: _______________________
                                                       [ ] Secretary   [ ] Treasurer or
                                                       [ ] Chief Financial Officer
                                                                    (Check Title Above)


                                                              AFFIX CORPORATE SEAL HERE

                                                   GUARANTOR:
                                                   By executing below,
                                                   Guarantor
                                                   acknowledges receipt
                                                   of the original
                                                   Lease, as amended.

                                                   /s/ Stan Lee
                                                   -------------------------------------------
                                                   Stan Lee, an individual

                                                   Date:  June 15, 1999
                                                         -------------------------------------
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